Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes

13. Income Taxes

No provision for U.S. income taxes exists due to tax losses incurred in all periods presented. Deferred income taxes reflect the tax effects of net operating loss and tax credit carryforwards and the net temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows (in thousands):

	December 31
	2012	2011
Deferred tax assets:
Federal and state net operating loss carryforwards	$62,745	$57,901
Capitalized research and development	22,490	22,541
Federal and state tax credit carryforwards	6,153	6,059
Other	1,200	1,390

Total deferred tax assets	92,588	87,891
Valuation allowance	(92,588)	(87,891)

Net deferred tax assets	$—	$—

Realization of the net deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based on available objective evidence, management believes it more likely than not that the Company’s deferred tax assets are not realizable. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The net valuation allowance increased by $4.5 million and $2.0 million during the years ended December 31, 2012 and 2011, respectively.

As of December 31, 2012, we had federal and state net operating loss carryforwards of approximately $156.0 million to offset future federal income taxes which will expire beginning in 2024 through 2032 and the state income taxes which will expire beginning in 2014 through 2032. Current federal and state tax laws include substantial restrictions on the utilization of net operating losses and tax credits in the event of an ownership change. Even if the carryforwards are available, they may be subject to annual limitations, lack of future taxable income, or future ownership changes that could result in the expiration of the carryforwards before they are utilized. If we determine in the future that we will be able to realize all or a portion of our net operating loss carryforwards, an adjustment to our net operating loss carryforwards would increase net income in the period in which we make such a determination.

Utilization of the net operating loss and tax credits carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating loss and tax credit carryforwards before utilization.

The following table summarizes activity related to the Company’s gross unrecognized tax benefits (in thousands):

Total
Balance as of December 31, 2010	$1,543
Increases related to 2011 tax positions	168

Balance as of December 31, 2011	1,711
Increases related to 2012 tax positions	36

Balance as of December 31, 2012	$1,747

The unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate. The Company does not expect a significant change to its unrecognized tax benefits over the next twelve months. The unrecognized tax benefits may increase or change during the next year for items that arise in the ordinary course of business.

The Company files income tax returns in the U.S. federal and California jurisdiction and is not currently under examination by federal, state, or local taxing authorities for any open tax years. The tax years 1998 through 2012 remain open to examination by the major taxing authorities.